SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec. 240.14a-12

The Gabelli Global Small and Mid Cap Value Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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THE GABELLI GLOBAL SMALL AND MID CAP VALUE TRUST

One Corporate Center

Rye, New York 10580-1422

(914) 921-5070

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on May 9, 2016

To the Shareholders of

THE GABELLI GLOBAL SMALL AND MID CAP VALUE TRUST

Notice is hereby given that the Annual Meeting of Shareholders of The Gabelli Global Small and Mid Cap Value Trust, a Delaware statutory trust (the “Fund”), will be held on Monday, May 9, 2016, at 12:00 p.m., local time, at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 (the “Meeting”), and at any adjournments or postponements thereof for the following purposes:

1.	To elect three (3) Trustees of the Fund by the holders of the Fund’s common shares; and

2.	To consider and vote upon such other matters, including adjournments, as may properly come before said Meeting or any adjournments or postponements thereof.

These items are discussed in greater detail in the attached Proxy Statement.

The close of business on March 14, 2016, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE VOTE PROMPTLY. SHAREHOLDERS MAY AUTHORIZE THEIR PROXY BY TELEPHONE OR THE INTERNET. ALTERNATIVELY, SHAREHOLDERS MAY SUBMIT VOTING INSTRUCTIONS BY SIGNING AND DATING THE PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

By Order of the Board of Trustees,

ANDREA R. MANGO

Secretary

March 29, 2016

INSTRUCTIONS FOR SIGNING PROXY CARDS TO BE RETURNED BY MAIL

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to properly sign your proxy card.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3.	All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature

Corporate Accounts
(1)	ABC Corp.	ABC Corp., John Doe, Treasurer
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp.
	c/o John Doe, Treasurer	John Doe
(4)	ABC Corp., Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee
	u/t/d 12/28/78	Jane B. Doe

Custodian or Estate Accounts
(1)	John B. Smith, Cust.
	f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2)	John B. Smith, Executor
	Estate of Jane Smith	John B. Smith, Executor

INSTRUCTIONS FOR TELEPHONE/INTERNET VOTING

Instructions for authorizing your proxy to vote your shares by telephone or Internet are included with the Notice of Internet Availability of Proxy Materials and the proxy card.

THE GABELLI GLOBAL SMALL AND MID CAP VALUE TRUST

ANNUAL MEETING OF SHAREHOLDERS

May 9, 2016

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board,” the members of which are referred to as “Trustees”) of The Gabelli Global Small and Mid Cap Value Trust, a Delaware statutory trust (the “Fund”), for use at the Annual Meeting of Shareholders of the Fund to be held on Monday, May 9, 2016, at 12:00 p.m., local time, at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 (the “Meeting”), and at any adjournments or postponements thereof. A Notice of Internet Availability of Proxy Materials will first be mailed to shareholders on or about March 29, 2016.

In addition to the solicitation of proxies by mail, officers of the Fund and officers and regular employees of Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, and affiliates of Computershare or other representatives of the Fund may also solicit proxies by telephone, Internet, or in person. In addition, the Fund has retained Morrow & Co., LLC to assist in the solicitation of proxies for an estimated fee of $1,000 plus reimbursement of expenses. The Fund will pay the costs of the proxy solicitation and the expenses incurred in connection with preparing, printing, and mailing the Notice of Internet Availability of Proxy Materials and/or Proxy Statement and its enclosures. If requested, the Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its shares.

The Fund’s most recent annual report, including audited financial statements for the fiscal year ended December 31, 2015, is available upon request, without charge, by writing to the Secretary of the Fund, One Corporate Center, Rye, New York 10580-1422, calling the Fund at 800-422-3554, or via the Internet at www.gabelli.com.

If the proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted “FOR” the election of the nominees as Trustees as described in this Proxy Statement, unless instructions to the contrary are marked thereon, and at the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has submitted a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later dated proxy to the Fund at the above address prior to the date of the Meeting.

A “quorum” is required in order to transact business at the Meeting. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of one-third of the outstanding shares of the Fund entitled to vote at the Meeting. In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the chairperson of the Meeting may propose one or more adjournments of such Meeting to permit further solicitation of proxies. If a quorum is present, a shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned meeting must take place not more than 130 days after the record date. At such adjourned meeting, any business may be transacted which might have been transacted at the original Meeting. The Fund may postpone or cancel a meeting of shareholders, and if it does the Fund will make a public announcement of such postponement or cancellation prior to the meeting. The postponed meeting may not be held more than 130 days after the initial record date.

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The close of business on March 14, 2016, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments or postponements thereof.

Each Shareholder is entitled to one vote on each matter to properly come before the Meeting for each full share held. On the record date, there were 8,084,773 Common Shares, par value $0.001 per share (the “Common Shares”), outstanding.

Set forth below is information as to those shareholders known by the Fund to own of record or beneficially 5% or more of a class of the Fund’s outstanding voting securities as of the record date.

Name and Address of		Amount of Shares
Beneficial Owner(s)	Title of Class	and Nature of Ownership	Percent of Class

Morgan Stanley Smith Barney LLC	Common	676,861 (beneficial)	8.37%
1585 Broadway
New York, NY 10036

Mario J. Gabelli	Common	1,722,423 (beneficial)[1]	21.30%
One Corporate Center
Rye, NY 10580-1422

(1)	Comprised of 1,654,233 Common Shares owned directly by Mr. Gabelli, 1,000 Common Shares owned by a family partnership for which Mr. Gabelli serves as general partner, and 67,190 Common Shares owned by Associated Capital Group, Inc. or its affiliates.

SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

Proposal	Common Shareholders

Election of	Common Shareholders vote to elect three Trustees:
Trustees	Kevin V. dreyer,
Kuni Nakamura, and
Salvatore J. Zizza

Other business

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PROPOSAL: TO ELECT THREE (3) TRUSTEES OF THE FUND

Nominees for the Board of Trustees

The Board consists of seven Trustees, five of whom are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). The Fund divides the Board into three classes, each class having a term of three years. Each year, the term of office of one class will expire. Kevin V. Dreyer, Kuni Nakamura, and Salvatore J. Zizza have each been nominated by the Board for election to serve for a three year term to expire at the Fund’s 2019 Annual Meeting of Shareholders or until their successors are duly elected and qualified. Each of the Trustees of the Fund has served in that capacity since the August 21, 2013 organizational meeting of the Fund with the exception of Mr. Dreyer, who became a Trustee of the Fund on February 24, 2016. All of the Trustees of the Fund, except Mr. Dreyer, are also directors or trustees of other investment companies for which Gabelli Funds, LLC (the “Adviser”) or its affiliates serve as investment adviser. The classes of Trustees are indicated below:

Nominees to Serve Until 2019 Annual Meeting of Shareholders

Kevin V. Dreyer

Kuni Nakamura

Salvatore J. Zizza

Trustees Serving Until 2018 Annual Meeting of Shareholders

Anthony J. Colavita

Frank J. Fahrenkopf, Jr.

Trustees Serving Until 2017 Annual Meeting of Shareholders

Mario J. Gabelli, CFA

James P. Conn

Unless instructions are provided to the contrary, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the nominees named above. Each nominee has indicated that he has consented to serve as a Trustee if elected at the Meeting. If, however, a designated nominee declines or otherwise becomes unavailable for election, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees. Each nominee is qualified to serve as a Trustee under the Fund’s governing documents.

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Information about Trustees and Officers

Set forth in the table below are the existing Trustees, including those Trustees who are not considered “interested persons,” as defined in the 1940 Act (the “Independent Trustees”), three of whom are nominated for election or re-election to the Board of the Fund, and officers of the Fund, including information relating to their respective positions held with the Fund, a brief statement of their principal occupations and, in the case of the Trustees, their other directorships during the past five years (excluding other funds managed by the Adviser), if any.

	Term of			Number of
	Office and			Portfolios to
Name, Position(s),	Length of		Other Directorships	Fund Complex(3)
Address(1)	Time	Principal Occupation(s)	Held by Trustee	Overseen
and Age	Served(2)	During Past Five Years	During Past Five Years	by Trustee

INTERESTED TRUSTEES/NOMINEES(4):

Mario J. Gabelli, CFA		Chairman, Chief Executive	Director of Morgan Group	29
Trustee and	Since 2013***	Officer, and Chief Investment	Holdings, Inc. (holding
Chief Investment Officer		Officer - Value Portfolios of	company); Chairman of the
Age: 73		GAMCO Investors, Inc. and	Board and Chief Executive
		Chief Investment Officer - Value	Officer of LICT Corp.
		Portfolios of Gabelli Funds, LLC	(multimedia and communication
		and GAMCO Asset Management	services company); Director of
		Inc.; Director/Trustee or Chief	CIBL, Inc. (broadcasting and
		Investment Officer of other	wireless communications);
		registered investment companies	Director of ICTC Group Inc.
		within the Gabelli/GAMCO	(communications); Director of
		Fund Complex; Chief Executive	RLJ Acquisition, Inc. (blank
		Officer of GGCP, Inc.; Chief	check company) (2011-2012)
Executive Officer and Chairman
of the Board of Associated
Capital Group, Inc.

Kevin V. Dreyer		Managing Director and Co-Chief	—	1
Trustee	Since 2016*	Investment Officer for the Value
Age: 38		team of GAMCO Investors, Inc.;
Portfolio Manager for Gabelli
Funds, LLC and GAMCO Asset
Management Inc.

INDEPENDENT TRUSTEES/NOMINEES(5):

Anthony J. Colavita(6)		President of the law firm of	—	36
Trustee	Since 2013**	Anthony J. Colavita, P.C.
Age: 80

James P. Conn		Former Managing Director and	—	22
Trustee	Since 2013***	Chief Investment Officer of
Age: 78		Financial Security Assurance
Holdings, Ltd. (1992-1998)

Frank J. Fahrenkopf, Jr.		Co-Chairman of the Commission	Director of First Republic Bank	9
Trustee	Since 2013**	on Presidential Debates; Former	(banking)
Age: 76		President and Chief Executive
Officer of the American Gaming
Association (1995-2013); Former
Chairman of the Republican
National Committee (1983-1989)

Kuni Nakamura		President of Advanced Polymer,	—	18
Trustee	Since 2013*	Inc. (chemical manufacturing
Age: 47		company); President of KEN
Enterprises, Inc. (real estate)

4

	Term of			Number of
	Office and			Portfolios to
Name, Position(s),	Length of		Other Directorships	Fund Complex(3)
Address(1)	Time	Principal Occupation(s)	Held by Trustee	Overseen
and Age	Served(2)	During Past Five Years	During Past Five Years	by Trustee

INDEPENDENT TRUSTEES/NOMINEES(5):

Salvatore J. Zizza(6)(7)		President of Zizza & Associates	Director and Vice Chairman of Trans-	30
Trustee	Since 2013*	Corp. (private holding company);	Lux Corporation (business services);
Age: 70		Chairman of Harbor Diversified, Inc.	Director and Chairman of Harbor
		(pharmaceuticals); Chairman of	Diversified Inc. (pharmaceuticals);
		BAM (semiconductor and aerospace	Director, Chairman, and CEO of
		manufacturing); Chairman of Bergen	General Employment Enterprises
		Cove Realty Inc.; Chairman of	(staffing services) (2009-2012)
Metropolitan Paper Recycling Inc.
(recycling) (2005-2014)

OFFICERS:

Term of
Office and
Name, Position(s)	Length of
Address(1)	Time	Principal Occupation(s)
and Age	Served(8)	During Past Five Years

Bruce N. Alpert		Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC
President	Since 2013	since 1988; Officer of registered investment companies within the
Age: 64		Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors,
Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012; Chairman of Teton
Advisors, Inc., 2008-2010; President of Teton Advisors, Inc., 1998-2008

Agnes Mullady		President and Chief Operating Officer of the Fund Division of Gabelli Funds,
Treasurer	Since 2013	LLC since 2015; Chief Executive Officer of G. distributors, LLC since 2010;
Age: 57		Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of
Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex

Andrea R. Mango		Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered
Secretary and Vice President	Since 2013	investment companies within the Gabelli/GAMCO Fund Complex since 2013;
Age: 43		Vice President of all closed-end funds within the Gabelli/GAMCO Fund
Complex since 2014; Corporate Vice President within the Corporate
Compliance Department of New York Life Insurance Company, 2011-2013;
Vice President and Counsel of Deutsche Bank, 2006-2011

Richard J. Walz		Chief Compliance Officer of all of the registered investment companies within
Chief Compliance Officer	Since 2013	the Gabelli/GAMCO Fund Complex since 2013; Chief Compliance Officer of
Age: 56		AEGON USA Investment Management, 2011-2013; Chief Compliance Officer
of Cutwater Asset Management, 2004-2011

Wayne C. Pinsent, CFA		Vice President and/or Ombudsman of closed-end funds within the
Vice President and		Gabelli/GAMCO Fund Complex; Research Analyst for G.research, LLC since
Ombudsman		2010; Marketing for GAMCO Investors Inc. 2008-2010
Age: 30

Camillo Schmidt-Chiari		Assistant Vice President and Ombudsman of the Fund; Research Analyst for
Assistant Vice President		G. research, LLC since 2012; Research Analyst for Gabelli & Partners GmbH
and Ombudsman		2009-2012
Age: 35

(1)	Address: One Corporate Center, Rye, NY 10580-1422.

(2)	The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term.

(3)	The “Fund Complex” or the “Gabelli/GAMCO Fund Complex” includes all the U.S. registered investment companies that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.

(4)	“Interested person” of the Fund, as defined in the 1940 Act. Messrs. Gabelli and Dreyer are each considered to be an “interested person” of the Fund because of their affiliation with the Fund’s Adviser.

(5)	Trustees who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent” Trustees. None of the Interested Trustees (with the possible exceptions as described in this proxy statement) nor their family members had any interest in the Adviser or any person directly or indirectly controlling, controlled by or under common control with the Adviser as of December 31, 2015.

(6)	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of the GAMCO Mathers Fund and the Comstock Capital Value Fund, which are part of the Gabelli/GAMCO Fund Complex. Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

(7)	On September 9, 2015, Mr. Zizza entered into a settlement with the Securities and Exchange Commission (the “SEC”) to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(8)	Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is duly elected and qualifies.

*	Nominee to serve, if elected, until the Fund’s 2019 Annual Meeting of Shareholders or until his successor is duly elected and qualifies.

**	Term continues until the Fund’s 2018 Annual Meeting of Shareholders or until his successor is duly elected and qualifies.

***	Term continues until the Fund’s 2017 Annual Meeting of Shareholders or until his successor is duly elected and qualifies.

5

The Board believes that each Trustee’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes or skills common to all Trustees are their ability to review critically and to evaluate, question, and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, the sub-administrator, other service providers, counsel, and the Fund’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his/her duties effectively has been attained in large part through the Trustee’s business, consulting or public service positions and through experience from service as a member of the Board and one or more of the other funds in the Fund Complex, public companies, or non-profit entities, or other organizations as set forth above and below. Each Trustee’s ability to perform his duties effectively also has been enhanced by education, professional training, and other experience.

Interested Trustees/Nominees

Mario J. Gabelli, CFA. Mr. Gabelli is Chairman of the Board of Trustees and Chief Investment Officer of the Fund. Mr. Gabelli is Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. (“GBL”), a New York Stock Exchange (“NYSE”)-listed asset manager and financial services company. He is also the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc. (“GAMCO”), each of which are asset management subsidiaries of GBL. In addition, Mr. Gabelli is Chief Executive Officer, Chief Investment Officer, a director, and the controlling shareholder of GGCP, Inc. (“GGCP”), a private company that holds a majority interest in GBL, and the Chairman of MJG Associates, Inc., which acts as an investment manager of various investment funds and other accounts. He is also Chief Executive Officer and Chairman of the Board of Directors of Associated Capital Group, Inc., a public company that provides alternative management and institutional research services, and is a majority-owned subsidiary of GGCP. Mr. Gabelli serves as Overseer of the Columbia University Graduate School of Business and as a trustee of Boston College and Roger Williams University. He also serves as a director of the Winston Churchill Foundation, The E.L. Wiegand Foundation, The American-Italian Cancer Foundation, and The Foundation for Italian Arts & Culture. He is Chairman of the Gabelli Foundation, Inc., a Nevada private charitable trust. Mr. Gabelli serves as Co-President of Field Point Park Association, Inc. Mr. Gabelli received his Bachelor’s degree from Fordham University, M.B.A. from Columbia Business School, and honorary Doctorates from Fordham University and Roger Williams University.

Kevin V. Dreyer. Mr. Dreyer joined GBL in 2005, and is currently, a Managing Director and Co-Chief Investment Officer for GBL’s Value team. In addition to the Fund, he is a portfolio manager on GAMCO’s institutional and high net worth separate accounts team and for several other open- and closed-end funds in the Gabelli/GAMCO Fund Complex. Prior to joining GBL, he was an analyst for Banc of America Securities LLC from 2000 until 2003, and in 2004, he served as a summer research analyst intern at MacKay Shields LLC. Mr. Dreyer received a BSE from the University of Pennsylvania and an M.B.A. in Finance and Economics from Columbia Business School.

Independent Trustees/Nominees

Anthony J. Colavita, Esq. Mr. Colavita is a practicing attorney with over fifty-five years of experience. He is the Chairman of the Fund’s Nominating Committee and a member of the Fund’s Audit Committee. Mr. Colavita serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He served as a Commissioner of the New York State Thruway Authority and as a Commissioner of the New York State Bridge Authority, where his duties included reviewing financial documents of these agencies. He served for eleven years as the elected Supervisor of the Town of Eastchester, New York, responsible for ten annual municipal budgets. Mr. Colavita also served as Special Counsel to the New York State Assembly for five years and as a Senior Attorney with the New York State Insurance Department. He is the former Chairman of the New York State Republican Party, the Westchester County Republican Party, and the Eastchester Republican Town Committee. Mr. Colavita received his Bachelor’s degree from Fairfield University and Juris Doctor from Fordham University School of Law.

James P. Conn. Mr. Conn is the Lead Independent Trustee of the Fund, and a member of the Fund’s ad hoc Proxy and ad hoc Pricing Committees. He serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He was a senior business executive of Transamerica Corp., an insurance holding company, for much of his career including service as Chief Investment Officer. Mr. Conn has been a director of several public companies in banking and other industries, and was lead director and/or chair of various committees. He received his Bachelor’s degree in Business Administration from Santa Clara University.

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Frank J. Fahrenkopf, Jr. Mr. Fahrenkopf is the Co-Chairman of the Commission on Presidential Debates, which is responsible for the widely-viewed Presidential debates during the quadrennial election cycle. Additionally, he serves as a board member of the International Republican Institute, which he founded in 1984. He also serves on the boards of other funds in the Gabelli/GAMCO Fund Complex. Mr. Fahrenkopf is the former President and Chief Executive Officer of the American Gaming Association (“AGA”), the trade group for the hotel-casino industry. He served for many years as Chairman of the Pacific Democrat Union and Vice Chairman of the International Democrat Union, a worldwide association of political parties from the United States, Great Britain, France, Germany, Canada, Japan, Australia, and twenty other nations. Prior to becoming the AGA’s first chief executive in 1995, Mr. Fahrenkopf was a partner in the law firm of Hogan & Hartson, where he chaired the International Trade Practice Group and specialized in regulatory, legislative, and corporate matters for multinational, foreign, and domestic clients. He also served as Chairman of the Republican National Committee for six years during Ronald Reagan’s presidency. Mr. Fahrenkopf is the former Chairman of the Finance Committee of the Culinary Institute of America and remains a member of the board. For more than 30 years, Mr. Fahrenkopf has served on the Board of First Republic Bank and serves as Chairman of the Corporate Governance and Nominating Committee and as a member of the Audit Committee. Mr. Fahrenkopf received his Bachelor’s degree from the University of Nevada, Reno and Juris Doctor from Boalt Hall School of Law, U.C. Berkeley.

Kuni Nakamura. Mr. Nakamura is the president of Advanced Polymer, Inc., a chemical manufacturing company, and president of KEN Enterprises, Inc., a real estate company. He is the Chairman of the Fund’s Audit Committee and is the Fund’s designated Audit Committee Financial Expert. He is also a member of the Fund’s Nominating, ad hoc Proxy Voting, and ad hoc Pricing Committees. He serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Nakamura was previously a board member of LGL Group, Inc., a diversified manufacturing company. Mr. Nakamura serves on the Board of Trustees of Mercy College in Dobbs Ferry, NY. He chairs the Endowment Management Committee and is a member of the Audit Committee. He is also involved in various capacities with The University of Pennsylvania and The Guiding Eyes for the Blind. Mr. Nakamura is a graduate of the University of Pennsylvania – The Wharton School with a Bachelor’s degree in Economics and Multinational Management.

Salvatore J. Zizza. Mr. Zizza is the President of Zizza & Associates Corp., a private holding company that invests in various industries. He also serves as Chairman to other companies involved in manufacturing, recycling, real estate, technology, and pharmaceuticals. Mr. Zizza is the Chairman of the Fund’s ad hoc Proxy Voting Committee, a member of the Fund’s Audit, Nominating, and ad hoc Pricing Committees, and a member of both multi-fund ad hoc Compensation Committees. He serves on comparable or other board committees, with respect to other funds on whose boards he sits. In addition to serving on the boards of other funds in the Fund Complex, he is currently and has previously been a director of other public companies. He was also the President, Chief Executive Officer, and Chief Financial Officer of a large NYSE-listed construction company. Mr. Zizza received his Bachelor’s degree and M.B.A. in Finance from St. John’s University, which awarded him an Honorary Doctorate in Commercial Sciences.

Trustees – Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Fund rests with the Board. The Board does not have a Chairman. The Board has appointed Mr. Conn as the Lead Independent Trustee. The Lead Independent Trustee presides over executive sessions of the Trustees and also serves between meetings of the Board as a liaison with service providers, officers, counsel, and other Trustees on a wide variety of matters including agenda items for Board meetings. Designation as such does not impose on the Lead Independent Trustee any obligations or standards greater than or different from other Trustees. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Board also has an ad hoc Proxy Voting Committee that exercises beneficial ownership responsibilities on behalf of the Fund in selected situations. From time to time, the Board establishes additional committees or informal working groups, such as an ad hoc Pricing Committee related to securities offerings by the Fund, to address specific matters or assigns one of its members to work with trustees or directors of other funds in the Fund Complex on special committees or working groups that address fund complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to the compensation of the Chief Compliance Officer for all the funds in the Fund Complex and a separate multi-fund ad hoc Compensation Committee relating to the compensation of certain other officers of the closed-end funds in the Fund Complex.

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All of the Fund’s Trustees other than Messrs. Gabelli and Dreyer are Independent Trustees, and the Board believes it is able to provide effective oversight of the Fund’s service providers. In addition to providing feedback and direction during Board meetings, the Independent Trustees meet regularly in executive session and chair all committees of the Board.

The Fund’s operations entail a variety of risks, including investment, administration, valuation, and a range of compliance matters. Although the Adviser, the sub-administrator, and the officers of the Fund are responsible for managing these risks on a day to day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and working groups. As part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks being undertaken by the Fund, and the Audit Committee discusses the Fund’s risk management and controls with the independent registered public accounting firm engaged by the Fund. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Fund’s Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund’s and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes designed to provide visibility to the Board regarding the identification, assessment, and management of critical risks, and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund’s risk management from time to time and may make changes at its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight, and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning, and may make changes at its discretion at any time.

Beneficial Ownership of Shares Held in the Fund and the Family of Investment Companies for each Trustee and Nominee for Election as Trustee

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Trustee and nominee for election as Trustee and the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Trustee and nominee for election as Trustee.

	Dollar Range of Equity	Aggregate Dollar Range of Equity
	Securities Held	Securities Held in the
Name of Trustee/Nominee	in the Fund*(1)	Family of Investment Companies*(1)(2)

INTERESTED TRUSTEES/NOMINEES:
Mario J. Gabelli	E	E
Kevin V. Dreyer	C	E

INDEPENDENT TRUSTEES/NOMINEES:
Anthony J. Colavita	B	E
James P. Conn	B	E
Frank J. Fahrenkopf, Jr.	A	E
Kuni Nakamura	C	E
Salvatore J. Zizza	B	E
____________________
* Key to Dollar Ranges
A. None
B. $1 – $10,000
C. $10,001 – $50,000
D. $50,001 – $100,000
E. Over $100,000
All shares were valued as of December 31, 2015.

(1)	This information has been furnished by each Trustee and nominee for election as Trustee as of December 31, 2015. “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) of the 1934 Act.

(2)	The term “Family of Investment Companies” includes two or more registered funds that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. Currently, the registered funds that comprise the “Fund Complex” are identical to those that comprise the “Family of Investment Companies.”

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Set forth in the table below is the amount of shares beneficially owned by each Trustee, nominee for election as Trustee, and executive officer of the Fund.

	Amount and Nature of	Percent of Shares
Name of Trustee/Nominee/Officer	Beneficial Ownership(1)	Outstanding(2)

INTERESTED TRUSTEES/NOMINEES:
Mario J. Gabelli	1,722,423(3)	21%
Kevin V. Dreyer	1,000	*

INDEPENDENT TRUSTEES/NOMINEES(5):
Anthony J. Colavita	150(4)	*
		*
James P. Conn	500	*
		*
Frank J. Fahrenkopf, Jr.	0	*
Kuni Nakamura	1,400	*
Salvatore J. Zizza	100	*

EXECUTIVE OFFICERS:
Bruce N. Alpert	3,389	*
Andrea R. Mango	0	*
Agnes Mullady	0	*
Richard J. Walz	0	*

(1)	This information has been furnished by each Trustee, including each nominee for election as Trustee, and executive officer as of December 31, 2015. “Beneficial Ownership” is determined in accordance with Rule 13d-3 of the 1934 Act.

(2)	An asterisk indicates that the ownership amount constitutes less than 1% of the total shares outstanding. The ownership of the Trustees, including nominees for election as Trustee, and executive officers as a group constitutes [1.5%] of the total Common Shares.

(3)	Comprised of 1,654,233 Common Shares owned directly by Mr. Gabelli, 1,000 Common Shares owned by a family partnership for which Mr. Gabelli serves as general partner, and 67,190 Common Shares owned by Associated Capital Group, Inc. or its affiliates. Mr. Gabelli disclaims beneficial ownership of the Shares held by the discretionary accounts and by the entities named except to the extent of his interest in such entities.

(4)	Includes 50 Common Shares owned by Mr. Colavita’s spouse for which he disclaims beneficial ownership.

Set forth in the table below is the amount of interests beneficially owned by each Independent Trustee, nominee for election as an Independent Trustee or his or her immediate family member, as applicable, in a person, other than a registered investment company, that may be deemed to be controlled by the Fund’s Adviser and/or affiliates (including Mario J. Gabelli) and in that event would be deemed to be under common control with the Fund’s Adviser.

Name of Owner and
Name of Independent	Relationships to			Value of	Percent of
Trustee/Nominee	Trustee/Nominee	Company	Title of Class	Interests(1)	Class(2)

Anthony J. Colavita	Same	LGL Group, Inc.	Common Stock	$ 4,936	*
Anthony J. Colavita	Same	LGL Group, Inc.	Warrants	$ 67	*
Anthony J. Colavita	Family	Gabelli Associates Fund	Membership Interests	$ 893,574	*
Frank J. Fahrenkopf, Jr.	Same	Gabelli Associates Limited II E	Membership Interests	$1,125,232	1.68%
Kuni Nakamura	Same	LGL Group, Inc.	Common Stock	$ 6,423	*
Kuni Nakamura	Same	LGL Group, Inc.	Warrants	$ 87	*
Salvatore J. Zizza	Same	Gabelli Associates Fund	Membership Interests	$ 2,140,593	*
Salvatore J. Zizza	Same	Gabelli Performance Partnership L.P.	Limited Partner Interests	$ 288,631	*

(1)	This information has been furnished as of December 31, 2015.

(2)	An asterisk indicates that the ownership amount constitutes less than 1% of the total interests outstanding.

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The Fund pays each Independent Trustee an annual retainer of $3,000 plus $1,000 for each Board meeting attended. Each Trustee who is not employed by the Adviser is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended, the Audit Committee Chairman receives an annual fee of $2,000, and the Nominating Committee Chairman and the Lead Independent Trustee each receive an annual fee of $1,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings on behalf of multiple funds. The aggregate remuneration (excluding out of pocket expenses) paid by the Fund to such Trustees during the fiscal year ended December 31, 2015 amounted to $43,750. During the fiscal year ended December 31, 2015, the Trustees of the Fund met four times, all of which were regular quarterly Board meetings. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any Committee of which he is a member.

The Audit Committee and Audit Committee Report

The role of the Fund’s Audit Committee is to assist the Board of Trustees in its oversight of (i) the quality and integrity of the Fund’s financial statement reporting process and the independent audit and reviews thereof; (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain of its service providers; (iii) the Fund’s compliance with legal and regulatory requirements; and (iv) the independent registered public accounting firm’s qualifications, independence, and performance. The Audit Committee also is required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in the Fund’s annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the “Audit Charter”) that was most recently reviewed and approved by the Board of Trustees on February 24, 2016. The Audit Charter is available in the Closed-End Funds – Corporate Governance Section on the Fund’s website at www.gabelli.com.

Pursuant to the Audit Charter, the Audit Committee is responsible for conferring with the Fund’s independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund’s independent registered public accounting firm, and overseeing the Fund’s internal controls. The Audit Charter also contains provisions relating to the pre-approval by the Audit Committee of audit and non-audit services to be provided by PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”), the Fund’s independent registered public accounting firm for the fiscal year ended December 31, 2015, to the Fund and to the Adviser and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing, and financial matters affecting the Fund. As set forth in the Audit Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund’s independent registered public accounting firm is responsible for planning and carrying out proper audits and reviews. The independent registered public accounting firm is ultimately accountable to the Board of Trustees and to the Audit Committee, as representatives of shareholders. The independent registered public accounting firm for the Fund reports directly to the Audit Committee.

In performing its oversight function, at a meeting held on February 22, 2016, the Audit Committee reviewed and discussed with management of the Fund and PricewaterhouseCoopers, the audited financial statements of the Fund as of and for the fiscal year ended December 31, 2015, and the conduct of the audit of such financial statements.

In addition, the Audit Committee discussed with PricewaterhouseCoopers the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by PricewaterhouseCoopers as required by Auditing Standard No. 16, as amended (AICPAAU-C Section 260), as adopted by the Public Company Accounting Oversight Board (United States) (“PCAOB”). The Audit Committee also received from PricewaterhouseCoopers the written disclosures and statements required by the SEC’s independence rules, delineating relationships between PricewaterhouseCoopers and the Fund, and discussed the impact that any such relationships might have on the objectivity and independence of PricewaterhouseCoopers as the independent registered public accounting firm.

As set forth above, and as more fully set forth in the Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund’s financial reporting procedures, internal control systems, and the independent audit process.

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The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management, or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Fund’s independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with generally accepted accounting principles (United States).

Based on its consideration of the audited financial statements and the discussions referred to above with management and PricewaterhouseCoopers, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Charter and those discussed above, the Audit Committee recommended to the Fund’s Board of Trustees that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended December 31, 2015.

Submitted by the Audit Committee of the Fund’s Board of Trustees

Kuni Nakamura, Chairman

Anthony J. Colavita

Salvatore J. Zizza

February 22, 2016

The Audit Committee met two times during the fiscal year ended December 31, 2015. The Audit Committee is composed of three of the Fund’s Independent Trustees, Messrs. Colavita, Nakamura, and Zizza. Each member of the Audit Committee has been determined by the Board of Trustees to be financially literate. Mr. Nakamura has been designated as the Fund’s audit committee financial expert, as defined in Items 407(d)(5)(ii) and (iii) of Regulation S-K (the “Audit Committee Financial Expert”).

Nominating Committee

The Board of Trustees has a Nominating Committee composed of three of the Fund’s Independent Trustees, Messrs. Colavita (Chairman), Nakamura, and Zizza. Each Nominating Committee member is an Independent Trustee as determined under guidelines of the NYSE. The Nominating Committee met once during the fiscal year ended December 31, 2015. The Nominating Committee is responsible for identifying and recommending qualified candidates to the Board in the event that a position is vacated or created. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board, the qualifications of the candidate, and the interests of shareholders.

The Nominating Committee believes that the minimum qualifications for serving as a Trustee of the Fund are that the individual demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board of Trustees’ oversight of the business and affairs of the Fund and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest, and independence from management and the Fund. The Fund has adopted specific Trustee qualification requirements that can be found in the Fund’s governing documents and are applicable to all individuals who may be nominated, elected, appointed, qualified or seated to serve as Trustees. The qualification requirements include: (i) age limits (at least 21 years of age and such maximum age as the Trustees may in the future determine); (ii) prohibitions regarding any legal disability; (iii) limits on service on other boards; (iv) restrictions on relationships with investment advisers other than the Fund’s adviser; and (v) character and fitness requirements. Additionally, each Independent Trustee must not be an “interested person” of the Fund as defined under Section 2(a)(19) of the 1940 Act and may not be or have certain relationships with a shareholder beneficially owning five percent or more of the Fund’s outstanding shares or specified levels of interest in registered investment companies. The Fund’s By-Laws also provide that a majority of the Trustees then in office

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may determine by resolution that a failure to satisfy a particular qualification requirement will not present undue conflicts or impede the ability of the candidate to discharge the duties of a Trustee or the free flow of information among Trustees or between the Fund’s adviser and the Board. Reference is made to the Fund's governing documents for more details.

The Nominating Committee also considers the overall composition of the Board, bearing in mind the benefits that may be derived from having members who have a variety of experiences, qualifications, attributes or skills useful in overseeing a publicly traded, highly regulated entity such as the Fund. The Trustees have not determined a maximum age. The Nominating Committee does not have a formal policy regarding the consideration of diversity in identifying trustee candidates. For a discussion of experiences, qualifications, attributes, or skills supporting the appropriateness of each Trustee’s service on the Fund’s Board, see the biographical information of the Trustees above in the section entitled “Information about Trustees and Officers.”

The Fund’s Nominating Committee adopted a charter on August 21, 2013. The charter is available in the Closed-End Funds – Corporate Governance Section on the Fund’s website at www.gabelli.com.

Other Board Related Matters

The Board of Trustees has established the following procedures in order to facilitate communications among the Board and the shareholders of the Fund and other interested parties.

Receipt of Communications

Shareholders and other interested parties may contact the Board or any member of the Board by mail or electronically. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board member(s) with whom you wish to communicate either by name or title. All such correspondence should be to The Gabelli Global Small and Mid Cap Value Trust, c/o Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422. To communicate with the Board electronically, shareholders may go to the corporate website at www.gabelli.com under the heading “Contact Us/Email Addresses/Board of Directors (Gabelli Closed-End Funds).”

Forwarding the Communications

All communications received will be opened by the office of the General Counsel of the Adviser for the sole purpose of determining whether the contents represent a message to one or more Trustees. The office of the General Counsel will forward promptly to the addressee(s) any contents that relate to the Fund and that are not in the nature of advertising, promotion of a product or service, or patently offensive or otherwise objectionable material. In the case of communications to the Board of Trustees or any committee or group of members of the Board, the General Counsel’s office will make sufficient copies of the contents to send to each Trustee who is a member of the group or committee to which the envelope or e-mail is addressed.

The Fund does not expect Trustees or nominees for election as Trustee to attend the Annual Meeting of Shareholders. No Trustee or nominee for election as Trustee attended the Fund’s Meeting held on May 11, 2015, with the exception of Mr. Dreyer.

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The following table sets forth certain information regarding the compensation of the Trustees by the Fund and officers, if any, who were compensated by the Fund rather than the Adviser, for the year ended December 31, 2015.

COMPENSATION TABLE

FOR THE YEAR ENDED DECEMBER 31, 2015

	Aggregate	Aggregate Compensation from
	Compensation from	the Fund and Fund Complex
Name of Person and Position	the Fund	Paid to Trustees*

INTERESTED TRUSTEES/NOMINEES:
Mario J. Gabelli
Trustee and
Chief Investment Officer	$ 0	$ 0	(0)
Kevin V. Dreyer(1)
Trustee	$ 0	$ 0	(0)

INDEPENDENT TRUSTEES/NOMINEES:
Anthony J. Colavita
Trustee	$ 9,500	$ 410,000	(36)
James P. Conn
Trustee	$ 7,750	$ 231,750	(22)
Frank J. Fahrenkopf, Jr.
Trustee	$ 8,000	$ 114,500	(9)
Kuni Nakamura
Trustee	$10,000	$ 163,500	(16)
Salvatore J. Zizza
Trustee	$ 8,500	$ 317,500	(30)

OFFICER:
Camillo Schmidt-Chiari	$75,000
Assistant Vice President and Ombudsman

*	Represents the total compensation paid to such persons during the year ended December 31, 2015, by investment companies (including the Fund) or portfolios that are part of the Fund Complex. The number in parentheses represents the number of such investment companies and portfolios.

(1)	Mr. Dreyer became a trustee of the Fund on February 24, 2016.

Required Vote

The election of each of the listed nominees for Trustee of the Fund requires the affirmative vote of the holders of a plurality of the Common Shares of the Fund present in person or represented by proxy at the Meeting if a quorum is present.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE COMMON SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH APPLICABLE NOMINEE.

ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, 300 Madison Avenue, New York, NY 10017, has been selected to serve as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2016. PricewaterhouseCoopers acted as the Fund’s independent registered public accounting firm for the fiscal year ended December 31, 2015. The Fund knows of no direct financial or material indirect financial interest of PricewaterhouseCoopers in the Fund. A representative of PricewaterhouseCoopers will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

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Set forth in the table below are audit fees and non-audit related fees billed to the Fund by PricewaterhouseCoopers for professional services received during and for the period ended December 31, 2014 and the fiscal year ended December 31, 2015.

Period/Year Ended		Audit
December 31	Audit Fees	Related Fees	Tax Fees*	All Other Fees

2014	$18,000	—	$3,800	—
2015	$30,000	—	$3,916	—

*	“Tax Fees” are those fees billed by PricewaterhouseCoopers in connection with tax compliance services, including primarily the review of the Fund’s income tax returns.

The Fund’s Audit Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm to the Fund, and all non-audit services to be provided by the independent registered public accounting firm to the Fund’s Adviser and service providers controlling, controlled by, or under common control with the Fund’s Adviser (“affiliates”) that provide ongoing services to the Fund (a “Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman must report his decision(s) to the Audit Committee at its next regularly scheduled meeting after the Chairman’s pre-approval of such services. The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee’s pre-approval responsibilities to other persons (other than the Adviser or the Fund’s officers). Pre-approval by the Audit Committee of any permissible non audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser, and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit. All of the audit and tax services described above for which PricewaterhouseCoopers billed the Fund fees for the period ended December 31, 2014 and fiscal year ended December 31, 2015 were pre-approved by the Audit Committee.

For the period ended December 31, 2014 and fiscal year ended December 31, 2015, PricewaterhouseCoopers has represented to the Fund that it did not provide any non-audit services (or bill any fees for such services) to the Adviser or any Covered Services Provider.

The Audit Committee was not required to consider whether the provision of non-audit services that were rendered to the Adviser or Covered Service Providers that were not pre-approved was compatible with maintaining PricewaterhouseCoopers independence.

The Investment Adviser and Administrator

Gabelli Funds, LLC is the Fund’s Adviser and Administrator and its business address is One Corporate Center, Rye, New York 10580-1422.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Fund’s executive officers and Trustees, executive officers and directors of the Adviser, certain other affiliated persons of the Adviser, and persons who own more than 10% of a registered class of the Fund’s securities to file reports of ownership and changes in ownership with the SEC and the NYSE and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on the Fund’s review of the copies of such forms it received, if any, for the fiscal year ended December 31, 2015, the Fund believes that during that year such persons complied with all such applicable filing requirements.

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Broker Non-Votes and Abstentions

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions (or “withheld votes” with respect to the election of Trustees) and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but that have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

Because the Fund requires a plurality of votes to elect each nominee for Trustee, abstentions and broker non-votes, if any, will not be counted as votes cast, but will have no effect on the result of the vote. Abstentions and any broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of a quorum.

Brokers holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 before the Meeting. Under the rules of the NYSE, such brokers may, for certain “routine” matters, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received from their customers and clients prior to the date specified in the brokers’ request for voting instructions. Proposal 1 is a “routine” matter and accordingly beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal 1. A properly executed proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner’s shares should be voted on Proposal 1 may be deemed an instruction to vote such shares in favor of the proposal.

Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund’s Semiannual Report for the six months ended June 30, 2016.

“Householding”

Please note that only one document (i.e., an annual or semiannual report or one set of proxy soliciting materials) may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of a document, or for instructions regarding how to request a separate copy of these documents or regarding how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees of the Fund do not intend to present any other business at the Meeting nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

SHAREHOLDER NOMINATIONS AND PROPOSALS

All proposals by shareholders of the Fund that are intended to be presented pursuant to Rule 14a-8 under the 1934 Act (“Rule 14a-8”) at the Fund’s next Annual Meeting of Shareholders to be held in 2017 (the “2017 Annual Meeting”) must be received by the Fund for consideration for inclusion in the Fund’s 2017 proxy statement and 2017 proxy relating to that meeting no later than November 29, 2016. Rule 14a-8 specifies a number of procedural and eligibility requirements to be satisfied by a shareholder submitting a proposal for inclusion in the Fund’s proxy materials pursuant to Rule 14a-8. Any shareholder contemplating submissions of such a proposal is referred to Rule 14a-8.

The Fund’s By-Laws require shareholders that wish to nominate Trustees or make proposals to be voted on at an Annual Meeting of the Fund’s Shareholders (and which are not proposed to be included in the Fund’s proxy materials pursuant to Rule 14a-8) to provide timely notice of the nomination or proposal in writing. To be considered

15

timely for the 2017 Annual Meeting, the shareholder notice (and information summarized below and described fully in the Fund’s By-Laws) must be sent to the Fund's Secretary, c/o Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422, and must be received by the Secretary no earlier than December 10, 2016 and no later than January 9, 2017; provided, however, that if the 2017 Annual Meeting is to be held on a date that is earlier than April 14, 2017 or later than June 3, 2017, such notice must be so received not later than the close of business on the 10th day following the date on which notice of the date of the annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever occurred first. In no event shall the adjournment or postponement of an annual meeting, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of a shareholder's notice as described above.

In order for a shareholder of record to propose a nominee for Trustee, such shareholder must furnish written notice setting forth specified information about the nominee and associates of the nominee, the shareholder(s) of record (and if different, each beneficial owner on whose behalf the nomination is being made) and associates of the shareholder(s), as well as an executed certificate by the nominee relating to the nominee’s disclosure of any agreement, arrangement or understanding with any person or entity other than the Fund in connection with service as a Trustee of the Fund, the nominee’s consent to serve as a Trustee if elected and the nominee’s satisfaction of the Trustee qualifications set forth in the Fund’s governing documents. If requested by the Nominating Committee, the proposing shareholder will need to also submit a completed and signed trustee’s questionnaire, including a supplement, relating to the nominee’s satisfaction of the qualifications requirements set forth in the governing documents.

The foregoing description of the procedures for a shareholder of the Fund properly to make a nomination for election to the Board or to propose other business for the Fund is only a summary and is not complete. Copies of the Fund’s governing documents, including the provisions that concern the requirements for shareholder nominations and proposals, are available on the EDGAR Database on the SEC’s website at www.sec.gov. The Fund will also furnish, without charge, a copy of its governing documents to a shareholder upon request, which may be requested by writing to the Fund’s Secretary, c/o Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422. Any shareholder of the Fund considering making a nomination or other proposal should carefully review and comply with those provisions of the Fund’s governing documents.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

SHAREHOLDERS MAY PROVIDE THElR VOTE BY TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ACCOMPANYING THE PROXY CARD, VOTING INSTRUCTION FORM OR SET FORTH IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS.

March 29, 2016

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This Page Was Intentionally Left Blank.

GGZ-PS-2016

PROXY TABULATOR
P.O. BOX 9112	To vote by Internet
FARMINGDALE, NY 11735
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E07191-P75383	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE GABELLI GLOBAL SMALL AND MID CAP VALUE TRUST
COMMON SHAREHOLDER

A	Election of Trustees — The Board of Trustees recommends a vote FOR each of the nominees listed.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

1.	To elect three (3) Trustees of the Fund:
			☐	☐	☐
Nominees:

	01)	Kevin V. Dreyer
	02)	Kuni Nakamura
	03)	Salvatore J. Zizza

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]		Date	Signature (Joint Owners)			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement is available at www.proxyvote.com.

▼   PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.   ▼

E07192-P75383

THE GABELLI GLOBAL SMALL AND MID CAP VALUE TRUST

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Mario J. Gabelli, Andrea R. Mango and Agnes Mullady, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Global Small and Mid Cap Value Trust (the “Fund”), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 9, 2016, at 12:00 P.M., and at any adjournments thereof (the “Meeting”). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Trustees and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.